UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to § 240.14a-12

CEPHEID

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WEB MAIN FAX	WWW.CEPHEID.COM 1.888.336.2743 1.408.541.4192

September 6, 2016

Dear Valued Suppliers:

Earlier today, we announced that Cepheid has agreed to be acquired by Danaher, Inc.; please see the attached press release. The transaction is expected to close in the fourth quarter of 2016. As a valued supplier / partner of Cepheid, we wanted to communicate several important points:

•	The acquisition does not impact our commitment to you in any way, nor any of the agreements and operational practices we have in place or are currently working to finalize

•	There is no change to your primary Cepheid contact

•	We expect to retain the Cepheid name, and to be run as an operating business of Danaher

•	As part of a larger company, we expect to benefit from the established large-scale infrastructure and capability that Danaher brings to Cepheid; we believe that this can only improve experience and opportunities as a supplier

•	Danaher shares our commitment to innovation which we know is important to you

We are very excited about the potential of the Cepheid platform combined with the resources and distribution network of Danaher. Your continued support, flawless execution and product excellence is appreciated and expected as we go forward.

Regards,

James K. Goodrich

Vice President, Global Supply Chain Management

Cepheid

Forward Looking Statements

This communication contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to the closing of the acquisition and the expected closing date of the acquisition, the anticipated benefits of the proposed transaction, and anticipated future combined operations, products and services. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from Cepheid’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to the ability of the parties to complete the transaction, obtaining Cepheid shareholder approval and required regulatory clearances, and customer and partner reception to the transaction. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission (“SEC”).

All forward-looking statements included in this communication are made as of the date of this communication, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results might differ.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed merger, Cepheid will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Cepheid shareholders and will contain important information about the proposed merger and related matters. CEPHEID SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Cepheid shareholders are advised that they may obtain free copies of the proxy statement filed by Cepheid with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Cepheid’s website at http://ir.cepheid.com/or from Cepheid by written request to Investor Relations, 904 Caribbean Drive, Sunnyvale, CA 94089.

Additionally, Cepheid and Danaher will file other relevant materials in connection with the proposed acquisition of Cepheid by Danaher pursuant to the terms of an Agreement and Plan of Merger by and among, Danaher, Copper Merger Sub, Inc., a wholly owned subsidiary of Danaher, and Cepheid. Danaher, Cepheid and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cepheid shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Danaher’s executive officers and directors in the solicitation by reading Danaher’s most recent Annual Report on Form 10-K, which was filed with the SEC on February 24, 2016 and the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Cepheid’s participants in the solicitation, which may, in some cases, be different than those of Cepheid’s shareholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

904 CARIBBEAN DRIVE SUNNYVALE, CA 94089 USA WWW.CEPHEID.COM

Everyone,

As promised, here are some talking points for your use with customers who ask about the recently announced Danaher acquisition:

•	Cepheid has announced that it has agreed to be acquired by Danaher;

•	The transaction is expected to close in the fourth quarter of 2016;

•	The acquisition does not impact our commitment to you in any way, nor any of the agreements we have in place or are currently working on;

•	It does not change your primary Cepheid contact;

•	We expect to retain the Cepheid name, and to be run as an operating business of Danaher;

•	As part of a larger company, we expect to benefit from the established large-scale infrastructure and capability that Danaher can bring to Cepheid. We believe that this can only improve your experience as a customer/partner/distributor;

•	Danaher shares our commitment to innovation which we know is important to you;

•	In summary, we are very excited by opportunities that Danaher brings to Cepheid; and

•	We will keep you fully informed of relevant developments during this transition period and after the transaction closes

Forward Looking Statements

This communication contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to the closing of the acquisition and the expected closing date of the acquisition, the anticipated benefits of the proposed transaction, and anticipated future combined operations, products and services. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from Cepheid’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to the ability of the parties to complete the transaction, obtaining Cepheid shareholder approval and required regulatory clearances, and customer and partner reception to the transaction. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission (“SEC”).

All forward-looking statements included in this communication are made as of the date of this communication, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results might differ.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed merger, Cepheid will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Cepheid shareholders and will contain important information about the proposed merger and related matters. CEPHEID SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Cepheid shareholders are advised that they may obtain free copies of the proxy statement filed by Cepheid with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Cepheid’s website at http://ir.cepheid.com/or from Cepheid by written request to Investor Relations, 904 Caribbean Drive, Sunnyvale, CA 94089.

Additionally, Cepheid and Danaher will file other relevant materials in connection with the proposed acquisition of Cepheid by Danaher pursuant to the terms of an Agreement and Plan of Merger by and among, Danaher, Copper Merger Sub, Inc., a wholly owned subsidiary of Danaher, and Cepheid. Danaher, Cepheid and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cepheid shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Danaher’s executive officers and directors in the solicitation by reading Danaher’s most recent Annual Report on Form 10-K, which was filed with the SEC on February 24, 2016 and the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Cepheid’s participants in the solicitation, which may, in some cases, be different than those of Cepheid’s shareholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.